UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2021 (October 20, 2021)

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

473 Jackson St., Suite 300	94111
San Francisco, CA	(Zip Code)
(Address of principal executive offices)

(415) 715-4377

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2021, the registration statement on Form S-1 (File No. 333-260038) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of ExcelFin Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On October 25, 2021, the Company consummated the IPO of 23,000,000 units (“Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated October 20, 2021, among the Company and UBS Securities LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Public Warrant Agreement, dated October 20, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	A Private Warrant Agreement, dated October 20, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

•	A Letter Agreement, dated October 20, 2021, among the Company, ExcelFin SPAC LLC (the “Sponsor”) and each of the Company’s executive officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated October 20, 2021, between the Company and U.S. Bank National Association, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated October 20, 2021, among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	An Administrative Services Agreement, dated October 20, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	A Financial Services Agreement, dated October 20, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	A Sponsor Warrants Purchase Agreement, dated October 20, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	A Forward Purchase Agreement, dated October 20, 2021, between the Company, Fin VC Constellation, LLC and Grand Fortune Capital LLC, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•	Separate Indemnity Agreements, dated October 20, 2021, between the Company and each of Jennifer Hill, Logan Allin, Ren Riley, Joe Ragan, Brian Sun, Gary Meltzer, Neil Wolfson, Goh Lin Piao, Alka Gupta and Brady Dougan, the form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the consummation of the IPO, the Company completed the private sale of 11,700,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $11,700,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that: (1) they will not be redeemable by the Company; (2) they (including the shares of Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the shares of Class A Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 20, 2021, (a) the following individuals were appointed to the board of directors of the Company: Gary Meltzer, Neil Wolfson and Goh Lin Piao and (b) the following individuals were appointed as Board Advisors: Alka Gupta and Brady Dougan. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

A total of $234,600,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at U.S. Bank National Association, maintained by U.S. Bank National Association, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO (or 18 months if the completion window is extended) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 15 months from the closing of the IPO (or 18 months if the completion window is extended), subject to applicable law.

On October 20, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated October 20, 2021, among the Company UBS Securities LLC, as representative of the Underwriters.
3.1	Amended and Restated Certificate of Incorporation of the Company.
4.1	Public Warrant Agreement, dated October 20, 2021, between the Company and American Stock Transfer & Trust Company, as warrant agent.
4.2	Private Warrant Agreement, dated October 20, 2021, between the Company and American Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 20, 2021, among the Company, the Sponsor and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated October 20, 2021, between the Company and U.S. Bank National Association, as trustee.
10.3	Registration Rights Agreement, dated October 20, 2021, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Services Agreement, dated October 20, 2021, between the Company and the Sponsor.
10.5	Financial Services Agreement, dated October 20, 2021, between the Company and the Sponsor.
10.6	Sponsor Warrants Purchase Agreement, dated October 20, 2021, between the Company and the Sponsor.
10.7	Forward Purchase Agreement, dated October 20, 2021, between the Company, Fin VC Constellation, LLC and Grand Fortune Capital LLC.
10.8	Form of Indemnity Agreement, dated October 20, 2021, between the Company, each officer, director and advisor.
99.1	Press Release, dated October 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corporation

Date: October 26, 2021	By:	/s/ Logan Allin
	Name:	Logan Allin
	Title:	Chief Executive Officer

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